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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We have issued our report dated March 16, 2015, with respect to the consolidated financial statements included in the Annual Report of Egalet Corporation on Form 10-K for the year ended December 31, 2014. We hereby consent to the incorporation by reference of said report in the Registration Statement of Egalet Corporation on Form S-8 (File No. 333-194946).

/s/ GRANT THORNTON LLP
Philadelphia, PA March 16, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM